Branch Originated Branch Originated Business Loan Growth Business Loan Growth $93,324,616 $44,452,336 Exhibit 99.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2005 2006 MD Branches VA / Wash Branches

Efficiency Ratio
Efficiency Ratio
Our Opportunity
Our Opportunity
65.66%
62.72%
63.39%
67.27%
65.47%
64.90%
57.61%
56.66%
58.44%
57.94%
56.90%
57.51%
50%
52%
54%
56%
58%
60%
62%
64%
66%
68%
70%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets